UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

Northrim BanCorp, Inc.

(Exact name of registrant as specified in its charter)

Alaska

(State or other jurisdiction of incorporation)

0-33501	92-0175752

(Commission File Number)	(IRS Employer Identification No.)

3111 C Street
Anchorage, AK 99503
(Address of principal executive offices) (Zip Code)

(907) 562-0062
(Registrant’s telephone number, including area code)

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

FORM 8-K

NORTHRIM BANCORP, INC.
Anchorage, Alaska

September 1, 2004

Item 8.01. Other Events

Northrim Bank, a wholly owned subsidiary of Northrim BanCorp, Inc., announced by press release that it has established a new division, Northrim Funding Services, to provide asset-based lending services to businesses in Washington and Oregon.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements – not applicable

(b)	Pro forma financial information – not applicable

(c)	EXHIBIT	DESCRIPTION

	99.1	Press Release dated September 1, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHRIM BANCORP, INC.
Date: September 1, 2004	By:	/s/ R. Marc Langland
R. Marc Langland
Chairman, President, & CEO

3